UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2009

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Consistent with its previously announced intention, on June 17, 2009, Prudential Financial, Inc. (the “Company”) provided notice to Wells Fargo & Company (“Wells Fargo”) of its exercise of its “lookback” put rights under the agreements relating to the Company’s minority joint venture interest in Wachovia Securities Financial Holdings, LLC (“WSFH” and, together with its subsidiaries, “Wachovia Securities”).

As previously disclosed, on July 1, 2003, the Company combined its retail securities brokerage and clearing operations with those of Wachovia Corporation (“Wachovia”) and formed Wachovia Securities, a joint venture currently headquartered in St. Louis, Missouri. On October 1, 2007, Wachovia completed the acquisition of A.G. Edwards, Inc. and on January 1, 2008 contributed the retail securities brokerage business of A.G. Edwards to the joint venture. Wachovia’s contribution of this business entitled the Company to elect a “lookback” option (which the Company elected) permitting the Company to delay for a period of two years ending on January 1, 2010 the decision whether or not to make payments to avoid or limit dilution of its 38% ownership interest in the joint venture or, alternatively, to “put” its joint venture interests to Wachovia based on the appraised value of the joint venture, excluding the A.G. Edwards business, as of January 1, 2008. Subsequently, Wachovia was acquired by Wells Fargo, which succeeded to the rights and obligations of Wachovia under the joint venture agreements. On December 4, 2008, the Company announced its intention to exercise its right under the “lookback” option to put its joint venture interests to Wells Fargo. As a result of this decision, the results associated with the Company’s joint venture interest are classified as results of a divested business, reflecting the Company’s intention to exit this business.

As indicated above, the Company has now exercised the “lookback” put. Under the terms of the joint venture agreements, we expect that the closing of the put transaction will occur on or about January 1, 2010. Under the terms of the joint venture agreements, Wells Fargo may elect to pay the proceeds from our exercise of the “lookback” put either in cash, Wells Fargo common stock or a combination of the foregoing.

See our Annual Report on Form 10-K for the year ended December 31, 2008, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 and our Current Report on Form 8-K filed with the Securities and Exchange Commission on June 1, 2009 for additional information concerning and discussion of our Wachovia Securities joint venture interest. Also, you may refer to the Retail Brokerage Company Formation Agreement, dated as of February 19, 2003, by and between the Company and Wachovia Corporation, which was included as Exhibit 10.20 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2009

PRUDENTIAL FINANCIAL, INC.

By:	/s/ John M. Cafiero
Name: John M. Cafiero Title: Vice President and Assistant Secretary